                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 7, 2001


                             PYR Energy Corporation
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             (Exact name of registrant as specified in its charter)



              Delaware                  0-20879               95-4580642
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    (State or other jurisdiction     (Commission File       (IRS Employer
           of incorporation)            Number)           Identification No.)



                1675 Broadway, Suite 1150, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 5. OTHER EVENTS.

     PRESS RELEASE. The press release of the Registrant dated February 7, 2001, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  EXHIBITS.


                                  EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------
 99.1     Press release dated February 7, 2001.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 7, 2001             PYR ENERGY CORPORATION


                                   By: /s/ Andrew P. Calerich
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                                      Andrew P. Calerich
                                      Vice President and Chief Financial Officer